UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2021

T2 BIOSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36571	20-4827488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 Hartwell Avenue, Lexington, Massachusetts 02421

(Address of principal executive offices, including Zip Code)

(781) 761-4646

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TTOO	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 25, 2021, T2 Biosystems, Inc. (the “Company”) entered into Amendment No. 6 to Term Loan Agreement (the “Sixth Amendment”), with CRG Servicing LLC as administrative agent and collateral agent (in such capacities, “Administrative Agent”) and the lenders listed on the signature pages thereto (the “Lenders”) to modify certain terms of that certain Term Loan Agreement , dated as of December 30, 2016, by and among the Company, the Administrative Agent and the lenders party thereto (such Term Loan Agreement, as amended or modified prior to the Sixth Amendment, the “Loan Agreement”).

The Sixth Amendment extends the interest-only payment period from December 31, 2021 to December 31, 2022 and reduces the annual product revenue target for the twenty-four month period beginning on January 1, 2020 (the “Minimum Required Revenue”). In the event that the Company does not meet the Minimum Required Revenue, the Company can satisfy such requirement by paying to the Lenders within ninety days of the end of the respective calendar year an amount equal to (x) two multiplied by the (y) Minimum Required Revenue minus the Company’s actual annual revenue, and such amount shall be used to prepay the outstanding loans.

The foregoing summary is qualified in its entirety by reference to the Sixth Amendment, a copy of which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-K for the period ending December 31, 2020.

Item 2.02	Results of Operations and Financial Condition

On January 26, 2021, T2 Biosystems, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter and full year ended December 31, 2020. A copy of the Company’s press release is furnished with this report as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, such information, including Exhibit 99.1 attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly stated by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued January 26, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2021	T2 BIOSYSTEMS, INC.

	By:	/s/ John Sprague
John Sprague
Chief Financial Officer